- Schedule of Mortgage Servicing Rights at Carrying Value (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Acquired Finite-Lived Intangible Assets
Gross Carrying Amount	$ 75,412	$ 75,654
Accumulated Amortization	(53,251)	(45,134)
Net Carrying Amount	22,161	30,520
Mortgage servicing rights
Acquired Finite-Lived Intangible Assets
Gross Carrying Amount	7,202	6,104
Accumulated Amortization	(3,144)	(2,320)
Net Carrying Amount	$ 4,058	$ 3,784